Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Capstone Energy+, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Vince J. Canino, as Chief Executive Officer of the Company, and John P. Miller, as Interim Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ VINCE J. CANINO
Vince J. Canino
President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ JOHN P. MILLER
John P. Miller
Interim Chief Financial Officer (Principal Financial Officer)

Date: August 12, 2026